As filed with the United States Securities and Exchange Commission on August 12, 2020

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

QVC, Inc.*

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2414041 (I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(484) 701-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Lawrence R. Hayes, Esq.
QVC, Inc.
1200 Wilson Drive
West Chester, Pennsylvania 19380
(484) 701-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Samantha Crispin

Adorys Velazquez
Baker Botts L.L.P.
30 Rockefeller Plaza
New York, NY 10012
(212) 408-2500

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. ☒ 333-233799

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Debt Securities	$84,950,000	(1)	$11,027	(2)(3)
Guarantees of Debt Securities		(4)		(4)

(1)   The registrant previously registered an aggregate principal amount of $1,500,000,000 of Debt Securities on a Registration Statement on Form S-3 (File No. 333-233799) which was filed by the registrant on September 17, 2019 and declared effective by the Securities and Exchange Commission (the “Commission”) on October 3, 2019 (the “Prior Registration Statement”). There remains $424,750,000 in unsold Debt Securities under the Prior Registration Statement. In accordance with Rule 462(b) promulgated under the Securities Act, an additional amount of Debt Securities having a proposed maximum aggregate offering price of $84,950,000 is hereby registered, representing no more than 20% of the maximum aggregate offering price of unsold securities under the Prior Registration Statement. In no event will the maximum aggregate offering price of all securities issued pursuant to this Registration Statement and the Prior Registration Statement exceed the maximum amount registered under such Registration Statements.

(2)   Calculated pursuant to Rule 457(o) under the Securities Act.

(3)   The registrant hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee of $11,027 for the additional securities being registered under this registration statement as soon as practicable (but in any event no later than the close of business on August 12, 2020); (ii) it will not revoke such instructions; (iii) it has sufficient funds in the relevant account to cover the amount of the filing fee; and (iv) it undertakes to confirm receipt of such instructions by the bank on August 12, 2020.

(4)   In accordance with Rule 457(n), no separate fee is payable with respect to the Guarantees of Debt Securities.

The Registration Statement shall become effective upon filing in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

*      The companies listed on the next page in the Table of Additional Registrants are also included in this Registration Statement as additional Registrants.

TABLE OF ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Primary Standard Industrial Classification code Number	I.R.S. Employer Identification Number	Address and telephone number of principal executive office
Affiliate Investment, Inc.	Delaware	6719	51-0394501	Webster Building Suite 206A 3411 Silverside Road Wilmington, DE 19810 (302) 478-7451
Affiliate Relations Holdings, Inc.	Delaware	6719	52-2009511	Webster Building Suite 206A 3411 Silverside Road Wilmington, DE 19810 (302) 478-7451
AMI 2, Inc.	Delaware	6799	26-4282165	Webster Building Suite 206B 3411 Silverside Road Wilmington, DE 19810 (302) 478-4370
ER Marks, Inc.	Delaware	6719	52-2009512	Webster Building Suite 206B 3411 Silverside Road Wilmington, DE 19810 (302) 478-4370
QVC Global Holdings I, Inc.	Delaware	6719	47-3567270	1200 Wilson Drive West Chester, PA 19380 (484) 701-1000
QVC Global Holdings II, Inc.	Delaware	6719	47-3591332	1200 Wilson Drive West Chester, PA 19380 (484) 701-1000
QVC Rocky Mount, Inc.	North Carolina	4225	52-2217907	100 QVC Boulevard Rocky Mount, NC 27801 (252) 467-6600
QVC San Antonio, LLC	Texas	7389	52-1765495	9855 Westover Hills Boulevard San Antonio, TX 78251 (210) 522-4300
HSN, Inc.	Delaware	8741	26-2590893	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000

2

HSNi, LLC	Delaware	5961	59-3490596	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
HSN Holding LLC	Delaware	6719	46-3739148	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
AST Sub, Inc.	Delaware	6719	59-3614109	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
Home Shopping Network En Espanol, L.L.C.	Delaware	6719	59-3491612	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
Home Shopping Network En Espanol, L.P.	Delaware	6719	59-3506840	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
H.O.T. Networks Holdings (Delaware) LLC	Delaware	6719	05-0617856	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
HSN of Nevada LLC	Delaware	6719	N/A	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
Ingenious Designs LLC	Delaware	5023	59-3617032	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
NLG Merger Corp.	Delaware	4899	90-0211788	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
Ventana Television, Inc.	Delaware	4833	77-0580852	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
Ventana Television Holdings, Inc.	Delaware	6719	77-0581597	1 HSN Drive St. Petersburg, FL 33729 (727) 872-1000
QVC Deutschland GP, Inc.	Delaware	6719	26-3417798	1200 Wilson Drive West Chester, PA 19380 888-345-5788

3

Explanatory Note

The registrant is filing this registration statement pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. This registration statement relates to the public offering of debt securities contemplated by the shelf registration statement on Form S-3 (File No. 333-233799) (the “Prior Registration Statement”) declared effective by the Securities and Exchange Commission on October 3, 2019 and is being filed for the sole purpose of increasing the maximum aggregate offering price of the registrant’s debt securities to be registered by $84,950,000. This amount is equal to 20% of the amount available for issuance under the Prior Registration Statement. The information set forth in the Prior Registration Statement, including the exhibits thereto and each of the documents incorporated therein by reference, is incorporated by reference herein.

The required opinions and consents are listed on the exhibit index attached hereto and filed herewith.

4

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

The following documents are filed as exhibits to this Registration Statement:

Exhibit No.	Description
5.1	Opinion of Baker Botts L.L.P. relating to the validity of the securities being registered.*
5.2	Opinion of Womble Bond Dickinson (US) LLP*
23.1	Consent of KPMG LLP.*
23.2	Consent of Baker Botts L.L.P. (included in their opinion filed as Exhibit 5.1).*
23.3	Consent of Womble Bond Dickinson (US) LLP (included in their opinion filed as Exhibit 5.2).*
24.1	Power of Attorney (previously filed with the Commission in connection with the Registration Statement on Form S-3 (File No. 333-233799) filed on September 17, 2019.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania, on August 12, 2020.

QVC, INC.

By:	/s/ MICHAEL A. GEORGE
Michael A. George
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL A. GEORGE	President and Chief Executive Officer	August 12, 2020
Michael A. George	(Principal Executive Officer)

*	Executive Vice President and Chief Financial Officer	August 12, 2020
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

*	Vice President of Qurate Retail Group, Inc., as Stockholder-Director of QVC, Inc.	August 12, 2020
Craig Troyer

*By:	/s/ MICHAEL A. GEORGE
Michael A. George, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on August 12, 2020.

AFFILIATE INVESTMENT, INC.

By:	/s/ ROBERT D. SMITH
Name: Robert D. Smith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ ROBERT D. SMITH	President and Director
Robert D. Smith	(Principal Executive Officer)

*	Vice President, Treasurer and Director
David Tull	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Charles J. Durante

*By:	/s/ ROBERT D. SMITH
Robert D. Smith, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on August 12, 2020.

AFFILIATE RELATIONS HOLDINGS, INC.

By:	/s/ ROBERT D. SMITH
Name: Robert D. Smith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ ROBERT D. SMITH	President and Director
Robert D. Smith	(Principal Executive Officer)

*	Vice President, Treasurer and Director
David Tull	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Charles J. Durante

*By:	/s/ ROBERT D. SMITH
Robert D. Smith, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on August 12, 2020.

AMI 2, INC.

By:	/s/ ROBERT D. SMITH
Name: Robert D. Smith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ ROBERT D. SMITH	President and Director
Robert D. Smith	(Principal Executive Officer)

*	Vice President, Treasurer and Director
David Tull	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Charles J. Durante

*By:	/s/ ROBERT D. SMITH
Robert D. Smith, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on August 12, 2020.

ER MARKS, INC.

By:	/s/ ROBERT D. SMITH
Name: Robert D. Smith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ ROBERT D. SMITH	President and Director
Robert D. Smith	(Principal Executive Officer)

*	Vice President, Treasurer and Director
David Tull	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Charles J. Durante

*By:	/s/ ROBERT D. SMITH
Robert D. Smith, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rocky Mount, State of North Carolina, on August 12, 2020.

QVC ROCKY MOUNT, INC.

By:	/s/ LESLIE FERRARO
	Name:	Leslie Ferraro
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ LESLIE FERRARO	Chief Executive Officer
Leslie Ferraro	(Principal Executive Officer)

*	Executive Vice President and Treasurer
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ MICHAEL A. GEORGE	Director
Michael A. George

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL A. GEORGE
Michael A. George, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on August 12, 2020.

QVC SAN ANTONIO, LLC

By:	/s/ LESLIE FERRARO
	Name:	Leslie Ferraro
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ LESLIE FERRARO	Chief Executive Officer
Leslie Ferraro	(Principal Executive Officer)

*	Executive Vice President and Treasurer
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ MICHAEL A. GEORGE	Director
Michael A. George

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL A. GEORGE
Michael A. George, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania, on August 12, 2020.

QVC GLOBAL HOLDINGS I, INC.

By:	/s/ AIDAN O’MEARA
	Name:	Aidan O’Meara
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ AIDAN O’MEARA	President and Director
Aidan O’Meara	(Principal Executive Officer)

/s/ JEFFREY A. DAVIS	Executive Vice President and Treasurer
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ LAWRENCE R. HAYES	Director
Lawrence R. Hayes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania, on August 12, 2020.

QVC GLOBAL HOLDINGS II, INC.

By:	/s/ AIDAN O’MEARA
	Name:	Aidan O’Meara
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ AIDAN O’MEARA	President and Director
Aidan O’Meara	(Principal Executive Officer)

/s/ JEFFREY A. DAVIS	Executive Vice President and Treasurer
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ LAWRENCE R. HAYES	Director
Lawrence R. Hayes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HSN, INC.

By:	/s/ LESLIE FERRARO
	Name:	Leslie Ferraro
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ LESLIE FERRARO	Chief Executive Officer
Leslie Ferraro	(Principal Executive Officer)

/s/ JEFFREY A. DAVIS	Executive Vice President, Finance
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Michael A. George

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HSNi, LLC

By:	/s/ LESLIE FERRARO
	Name:	Leslie Ferraro
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ LESLIE FERRARO	Chief Executive Officer
Leslie Ferraro	(Principal Executive Officer)

/s/ JEFFREY A. DAVIS	Executive Vice President, Finance
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ JOHN F. MISKO	Manager
John F. Misko

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HSN HOLDING, LLC

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Treasurer and Manager
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

AST SUB, INC.

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

*	Treasurer and Director
William J. Hunter	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HOME SHOPPING NETWORK EN ESPANOL, L.L.C.

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Treasurer and Manager
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HOME SHOPPING NETWORK EN ESPANOL, L.P.

By: Home Shopping Network En Espanol, L.L.C., its general partner

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President of Home Shopping Network En Espanol, L.L.C. as general partner of Home Shopping Network En Espanol, L.P.
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Treasurer and Manager of Home Shopping Network En Espanol, L.L.C. as general partner of Home Shopping Network En Espanol, L.P.
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Manager of Home Shopping Network En Espanol, L.L.C. as general partner of Home Shopping Network En Espanol, L.P
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

H.O.T. NETWORKS HOLDINGS (DELAWARE) LLC

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

*	Treasurer and Manager
William J. Hunter	(Principal Financial Officer and Principal Accounting Officer)

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

HSN OF NEVADA LLC

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

*	Treasurer and Manager
William J. Hunter	(Principal Financial Officer and Principal Accounting Officer)

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

INGENIOUS DESIGNS LLC

By:	/s/ MICHAEL FITZHARRIS
Name: Michael Fitzharris
Title: President and Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President and Manager
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Treasurer and Manager
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Manager
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

NLG MERGER CORP.

By:	/s/ JOHN F. MISKO
	Name:	John F. Misko
	Title:	President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ JOHN F. MISKO	President, Treasurer and Director
John F. Misko	(Principal Executive, Financial and Accounting Officer)

/s/ LAWRENCE R. HAYES	Director
Lawrence R. Hayes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

VENTANA TELEVISION, INC.

By:	/s/ MICHAEL FITZHARRIS
	Name:	Michael Fitzharris
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Senior Vice President, Treasurer and Director
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on August 12, 2020.

VENTANA TELEVISION HOLDINGS, INC.

By:	/s/ MICHAEL FITZHARRIS
	Name:	Michael Fitzharris
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ MICHAEL FITZHARRIS	President
Michael Fitzharris	(Principal Executive Officer)

/s/ JOHN F. MISKO	Senior Vice President, Treasurer and Director
John F. Misko	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Lawrence R. Hayes

*By:	/s/ MICHAEL FITZHARRIS
Michael Fitzharris, attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania, on August 12, 2020.

QVC DEUTSCHLAND GP, INC.

By:	/s/ AIDAN O’MEARA
	Name:	Aidan O’Meara
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on August 12, 2020.

Signature	Title

/s/ AIDAN O’MEARA	President and Director
Aidan O’Meara	(Principal Executive Officer)

/s/ JEFFREY A. DAVIS	Executive Vice President and Treasurer
Jeffrey A. Davis	(Principal Financial Officer and Principal Accounting Officer)

*	Director
Lawrence R. Hayes

*By:	/s/ JEFFREY A. DAVIS
Jeffrey A. Davis, attorney-in fact